Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FNANCIAL INFORMATION

On August 19, 2020, Patriot Scientific Corporation, a Delaware corporation (the “Company” or “Patriot”) and privately held Mosaic ImmunoEngineering Inc. (“Private Mosaic”) entered into a stock purchase agreement (“Stock Purchase Agreement”). The transaction closed on August 21, 2020 (“Closing Date”) in accordance with the terms of the Stock Purchase Agreement, whereby one of the Company’s wholly owned subsidiaries merged with and into Private Mosaic, with Private Mosaic surviving as the Company’s wholly owned subsidiary (the “Reverse Merger”).

On the Closing Date of the Reverse Merger, Patriot acquired 100% of the issued and outstanding common stock of Private Mosaic, representing 630,000 shares of its Class A common stock (“Class A Stock”) and 70,000 shares of its Class B common stock (“Class B Stock”) (collectively referred to as “Target Common Stock”). In exchange for the Target Common Stock, the holders of the Class A Stock received 630,000 shares of Patriot’s Series A Convertible Voting Preferred Stock (“Series A Preferred”) and holders of the Class B Stock received 70,000 shares of Patriot’s Series B Convertible Voting Preferred Stock (“Series B Preferred”). Each share of Series A Preferred converts into 5,097.053 shares of common stock of Patriot and possesses full voting rights, on an as-converted basis, as the common stock of Patriot, as defined in the Series A Certificate of Designations. Each share of Series B Preferred converts into 5,734.185 shares of common stock of Patriot, possesses full voting rights, on an as-converted basis, as the common stock of the Patriot, and contains certain anti-dilution protections, as defined in the Series B Certificate of Designations. On a fully diluted, as converted basis, the holders of Series A Preferred and Series B Preferred, in aggregate, own 90% of the issued and outstanding common stock of Patriot.

The following unaudited pro forma condensed combined financial statements give effect to the Reverse Merger and were prepared in accordance with the regulations of the Securities and Exchange Commission (“SEC”). The unaudited pro forma condensed combined financial statements were prepared using the acquisition method of accounting under U.S. GAAP. For accounting purposes, Private Mosaic is considered to be acquiring Patriot in the Reverse Merger. Private Mosaic was determined to be the accounting acquirer based upon the terms of the Stock Purchase Agreement and other factors including: (i) Private Mosaic stockholders owned 90% of the combined organization immediately following the Closing Date, (ii) Private Mosaic directors held a majority of board seats in the combined organization and (iii) Private Mosaic management held all key positions in the management of the combined organization. For the purpose of these unaudited pro forma condensed combined financial statements, management of Patriot and Private Mosaic have determined a preliminary purchase price, calculated as described in Note 2 to these unaudited pro forma condensed combined financial statements. The net tangible assets acquired and liabilities assumed in connection with the transaction are recorded at their estimated acquisition date fair values. A final determination of these estimated fair values will be based on the actual net tangible assets of Patriot that exist as of the date of completion of the transaction.

The unaudited pro forma condensed combined balance sheet as of May 31, 2020 assumes that the Reverse Merger took place on May 31, 2020 and combines the historical balance sheets of Patriot and Private Mosaic as of May 31, 2020. The unaudited pro forma condensed combined statement of operations of Patriot for the year ended May 31, 2020 and Private Mosaic for the period March 30, 2020 (date of inception) to May 31, 2020, assume that the Reverse Merger took place as of March 30, 2020 (inception of Private Mosaic), and combines the historical results of Patriot for the fiscal year ended May 31, 2020 and Private Mosaic for the period March 30, 2020 (date of inception) to May 31, 2020. The historical financial statements of Patriot and Private Mosaic have been adjusted to give pro forma effect to events that are (i) directly attributable to the Reverse Merger, (ii) factually supportable, and (iii) with respect to the statement of operations, expected to have a continuing impact on the combined results.

The unaudited pro forma condensed combined financial statements are based on the assumptions and adjustments that are described in the accompanying notes. The unaudited pro forma condensed combined financial statements and pro forma adjustments have been prepared based on preliminary estimates of the fair value of assets acquired and liabilities assumed. Differences between these preliminary estimates and the final fair value of assets and liabilities acquired may occur and these differences could have a material impact on the accompanying unaudited pro forma condensed combined financial statements and the combined organization’s future results of operations and financial position.

The unaudited pro forma condensed combined financial statements have been prepared for illustrative purposes only and are not necessarily indicative of the financial position or results of operations in future periods or the results that actually would have been realized had Patriot and Private Mosaic been a combined organization during the specified period. The unaudited pro forma condensed combined financial statements, including the notes thereto, should be read in conjunction with the Patriot and Private Mosaic historical audited financial statements for the periods ended May 31, 2020, included elsewhere in this Form 8-K or previously filed with the SEC.

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Unaudited Pro Forma Condensed Combined Balance Sheet

as of May 31, 2020

	Patriot (1)	Private Mosaic (2)	Pro Forma Merger Adjustments		Pro Forma Combined

ASSETS
Current assets:
Cash and cash equivalents	$571,921	$500	$–		$572,421
Restricted cash and cash equivalents	177,247	–	–		177,247
Receivable from founders	–	63	–		63
Prepaid expenses and other current assets	10,162	–	–		10,162
Refundable income taxes	26,078	–	–		26,078
Total current assets	785,408	563	–		785,971

Property and equipment, net	326	–	–		326
Investment in affiliated company	32,884	–	–		32,884
Total assets	$818,618	$563	$–		$819,181

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,444	$–	$–		$2,444
Accrued payable to founders	–	1,011	–		1,011
Derivative liability	–	–	83,500	(f)	83,500
Accrued expenses and other	180,151	–	64,416	(a)	244,567
Total current liabilities	182,595	1,011	147,916		331,522
Total liabilities	182,595	1,011	147,916		331,522

Commitments and contingencies

Stockholders’ equity (deficit):
Preferred stock, $0.00001 par value	–	–	–		–
Series A Convertible Voting Preferred Stock	–	–	6	(b)	6
Series B Convertible Voting Preferred Stock	–	–	1	(b)	1
Common stock, $0.00001 par value	4,382	–	–		4,382
Common stock subscribed and not yet issued		63	(63	) (g)	–
Class A common stock	–	–	63	(g)	–
			(63	) (b)
Class B common stock	–	–	7	(e)	–
			(7	) (b)
Additional paid-in capital	77,444,062	–	(62,186,553	) (c)	483,781
			(14,773,784	) (c)
			(7	) (b)
			63	(b)
Accumulated deficit	(62,186,553)	(511)	62,186,553	(c)	(511)
			(64,416	) (a)
			64,416	(c)
			(83,500	) (f)
			83,500	(c)
Common stock held in treasury, at cost	(14,625,868)	–	14,625,868	(c)	–
Total stockholders’ equity (deficit)	636,023	(448)	(147,916)		487,659
Total liabilities and stockholders’ equity	$818,618	$563	$–		$819,181

______________________________

(1)	Derived from Patriot’s audited consolidated balance sheet as of May 31, 2020.
(2)	Derived from Private Mosaic’s audited balance sheet as of May 31, 2020.

See accompanying notes to unaudited pro forma condensed combined financial statements.

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Unaudited Pro Forma Condensed Combined Statement of Operations

For the fiscal year ended May 31, 2020 (Patriot) and for the period March 30, 2020 (date of inception) through May 31, 2020 (Private Mosaic)

	Patriot (1)	Private Mosaic (2)	Pro Forma Merger Adjustments		Pro Forma Combined
Operating expenses:
Research and development	$–	$–	$83,500	(f)	$83,500
Selling, general and administrative	996,019	511	64,416	(a)	1,060,946
Total operating expenses	996,019	511	147,916		1,144,446

Other income (expense):
Interest income	12,068	–	–		12,068
Equity in loss of affiliated company	(74,977)	–	–		(74,977)
Total other expense, net	(62,909)	–	–		(62,909)

Loss before provision for income taxes	(1,058,928)	(511)	(147,916)		(1,207,355)

Provision for income taxes	1,600	–	–		1,600

Net loss	$(1,060,528)	$(511)	$(147,916)		$(1,208,955)

Basic loss per common share	$–	$–	$–		$–

Diluted loss per common share	$–	$–	$–		$–

Weighted average number of common shares outstanding – basic	398,548,318	–	–	(d)	398,548,318
Weighted average number of common shares outstanding – diluted	398,548,318	–	–	(d)	398,548,318

_____________________

(1)	Derived from Patriot’s audited consolidated statement of operations for the year ended May 31, 2020.
(2)	Derived from Private Mosaic’s audited statement of operations for the period March 30, 2020 (inception) to May 31, 2020.

See accompanying notes to unaudited pro forma condensed combined financial statements.

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1.        Description of Transactions and Basis of Presentation

Description of Transactions

On August 19, 2020, Patriot Scientific Corporation, a Delaware corporation (the “Company” or “Patriot”) and privately held Mosaic ImmunoEngineering Inc. (“Private Mosaic”) entered into a stock purchase agreement (“Stock Purchase Agreement”). The transaction closed on August 21, 2020 (“Closing Date”) in accordance with the terms of the Stock Purchase Agreement, whereby one of the Company’s wholly owned subsidiaries merged with and into Private Mosaic, with Private Mosaic surviving as the Company’s wholly owned subsidiary (the “Reverse Merger”).

On the Closing Date of the Reverse Merger, Patriot acquired 100% of the issued and outstanding common stock of Private Mosaic, representing 630,000 shares of its Class A common stock (“Class A Stock”) and 70,000 shares of its Class B common stock (“Class B Stock”) (collectively referred to as “Target Common Stock”). In exchange for the Target Common Stock, the holders of the Class A Stock received 630,000 shares of Patriot’s Series A Convertible Voting Preferred Stock (“Series A Preferred”) and holders of the Class B Stock received 70,000 shares of Patriot’s Series B Convertible Voting Preferred Stock (“Series B Preferred”). Each share of Series A Preferred converts into 5,097.053 shares of common stock of Patriot and possesses full voting rights, on an as-converted basis, as the common stock of Patriot, as defined in the Series A Certificate of Designations. Each share of Series B Preferred converts into 5,734.185 shares of common stock of Patriot, possesses full voting rights, on an as-converted basis, as the common stock of the Patriot, and contains certain anti-dilution protections, as defined in the Series B Certificate of Designations. On a fully diluted, as converted basis, the holders of Series A Preferred and Series B Preferred, in aggregate, own 90% of the issued and outstanding common stock of the fully-diluted common stock of the combined companies as of the Closing Date.

Basis of Presentation

The following unaudited pro forma condensed combined financial statements give effect to the Merger and were prepared in accordance with the regulations of the Securities and Exchange Commission (“SEC”). The unaudited pro forma condensed combined financial statements were prepared using the acquisition method of accounting under U.S. GAAP. For accounting purposes, Private Mosaic is considered to be acquiring Patriot in the Reverse Merger. Private Mosaic was determined to be the accounting acquirer based upon the terms of the Stock Purchase Agreement and other factors including: (i) Private Mosaic stockholders owned 90% of the combined organization immediately following the Closing Date, (ii) Private Mosaic directors held a majority of board seats in the combined organization and (iii) Private Mosaic management held all key positions in the management of the combined organization. For the purpose of these unaudited pro forma condensed combined financial statements, management of Patriot and Private Mosaic have determined a preliminary purchase price, calculated as described in Note 2 to these unaudited pro forma condensed combined financial statements. The net tangible assets acquired and liabilities assumed in connection with the transaction are recorded at their estimated acquisition date fair values. A final determination of these estimated fair values will be based on the actual net tangible assets of Patriot that exist as of the date of completion of the transaction.

The unaudited pro forma condensed combined balance sheet as of May 31, 2020 assumes that the Reverse Merger took place on May 31, 2020 and combines the historical balance sheets of Patriot and Private Mosaic as of May 31, 2020. The unaudited pro forma condensed combined statement of operations of Patriot for the year ended May 31, 2020 and Private Mosaic for the period March 30, 2020 (date of inception) to May 31, 2020, assume that the Reverse Merger took place as of March 30, 2020 (inception of Private Mosaic), and combines the historical results of Patriot for the fiscal year ended May 31, 2020 and Private Mosaic for the period March 30, 2020 (date of inception) to May 31, 2020. The historical financial statements of Patriot and Private Mosaic have been adjusted to give pro forma effect to events that are (i) directly attributable to the Reverse Merger, (ii) factually supportable, and (iii) with respect to the statements of operations, expected to have a continuing impact on the combined results.

The unaudited pro forma condensed combined financial statements are based on the assumptions and adjustments that are described in the accompanying notes. The unaudited pro forma condensed combined financial statements and pro forma adjustments have been prepared based on preliminary estimates of the fair value of assets acquired and liabilities assumed. Differences between these preliminary estimates and the final fair value of assets and liabilities acquired may occur and these differences could have a material impact on the accompanying unaudited pro forma condensed combined financial statements and the combined organization’s future results of operations and financial position.

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2.       Preliminary Purchase Price

The estimated purchase price of approximately $374,000 was determined using the estimated fair value of Patriot’s net assets on the Closing Date. Patriot’s net assets are comprised of cash and cash equivalents, restricted cash and cash equivalents, refundable income taxes, prepaid expenses and other current assets, and investment in affiliated company, offset by current liabilities.

The preliminary estimated acquired net assets of Patriot based on their estimated fair values are as follows:

Purchase Consideration
Cash and cash equivalents	$427,971
Restricted cash and cash equivalents	177,244
Refundable income taxes	26,078
Prepaid expenses and other current assets	10,402
Investment in affiliated company	32,739
Accounts payable, accrued expenses and other	(299,999)
Total purchase consideration	$374,435

The purchase price allocation will remain preliminary until Patriot has completed the final determination of the fair values of assets acquired and liabilities assumed as of the Closing Date. Therefore, the final amounts allocated to assets acquired and liabilities assumed could differ from the amounts presented in the unaudited pro forma condensed combined financial statements.

3.        Pro Forma Adjustments

The unaudited pro forma condensed combined financial statements include pro forma adjustments to give effect to the acquisition of Patriot net assets by Mosaic Private. The pro forma adjustments reflecting the completion of the Reverse Merger are based upon the assumptions set forth below.

(a)	To record Patriot's estimated transaction costs, such as advisory and legal fees that were not incurred as of May 31, 2020.
(b)	To reflect the exchange of all common stock of Private Mosaic to Series A Preferred and Series B Preferred of Patriot.
(c)	To reflect the elimination of Patriot's historical accumulated deficit and treasury stock, including the impact of the pro forma adjustments to Patriot's current liabilities.
(d)	Weighted average shares outstanding excludes 3,612,536,340 shares of common stock issuable upon the conversion of Series A Preferred and Series B Preferred, on an as-converted basis, as the impact is anti-dilutive during periods of net loss. The weighted average shares outstanding for Private Mosaic is calculated from March 30, 2020 (date of inception) through May 31, 2020.
(e)	To reflect the issuance of 70,000 shares of Class B common stock, par value, $.0001 per share, to Private Mosaic investor that was not issued as of May 31, 2020.
(f)	To reflect the estimated fair value of the anti-dilution issuance rights liability associated with the Series B Preferred.
(g)	To reflect the exchange of Private Mosaic’s common stock subscribed and not yet issued for Class A common stock.

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